                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statements  No.
333-70037, No. 333-60314, No. 333-83920, No. 333-93943 and No. 333-88350 on Form
S-3 and No. 333-95285,  No.  333-81604,  No. 333-62158 and No. 333-88346 on Form
S-8 of NYFIX,  Inc.  of our report on NYFIX,  Inc.,  dated  February  24,  2003, appearing in this Annual  Report on Form 10-K of NYFIX,  Inc. for the year ended
December 31, 2002.

                                    /S/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
March 31, 2003